EXHIBIT 32

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jeffrey M. Jagid and Ned Mavrommatis, hereby jointly certify as follows:

      (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of I.D. Systems, Inc. (the "Company");

      (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.


                                                By:  /s/ Jeffrey M. Jagid
                                                -------------------------
                                                JEFFREY M. JAGID
                                                Chairman and Chief Executive
                                                Officer
                                                Date: November 14, 2003

                                                By:  /s/ Ned Mavrommatis
                                                ------------------------
                                                NED MAVROMMATIS
                                                Chief Financial Officer
                                                Date: November 14, 2003